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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report


                  Filed pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 28, 2000



                                 CARESIDE, INC.
                                 --------------
                 (Exact name of issuer as specified in charter)



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
     DELAWARE                          1-15051                 23-2863507
 (State or Other Jurisdiction         Commission            (I.R.S. Employer
of Incorporation or Organization)     file number        Identification Number)

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                              6100 BRISTOL PARKWAY
                             CULVER CITY, CA  90230
                    (Address of principal executive offices)


                                 (310) 338-6767
              (Registrant's telephone number, including area code)
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ITEM 5.    Other Events
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     On January 28, 2000,  Careside, Inc. (the "Registrant") issued a press release, the text of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety, announcing a proposed private placement of up to $10 million of a new series of convertible preferred stock.


ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

     (c)   Exhibits

     The following exhibits are filed herewith:

     2.1   Registrant's Press Release, dated January 28, 2000.

                                      -2-
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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    CARESIDE, INC.


Date:  January 28, 2000         By: /s/ James R. Koch
                                    -------------------------------------
                                    Name: James R. Koch
                                    Title: Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX



Exhibit
  No.        Description
-------      -----------

  99.1       Registrant's Press Release, dated January 28, 2000.